First Eagle Tactical Municipal Opportunities Fund

Schedule of Investments

September 30, 2025 (unaudited)

Investments	Principal Amount ($)	Value ($)
MUNICIPAL BONDS - 122.6%
Arizona 4.4%
Arizona Industrial Development Authority,
ISF Ativo Portfolio Obligated Group, Revenue, Senior Lien, Series 2025 A,
6.75%, 03/01/2065 (a)	1,600,000	1,540,622

Arkansas 1.5%
Clarksville Public Educational Facilities Board,
University of the Ozarks, Revenue, Refunding, Series 2024 B,
6.25%,08/01/2056	500,000	507,512

California 10.3%
Bay Area Toll Authority,
Revenue, Refunding, Series 2023 A, 3.30%, 10/01/2025 (b)(c)	950,000	950,000
California Infrastructure& Economic Development Bank,
Desertxpress Enterprises LLC, Revenue, AMT, Refunding, Series 2025 A,
9.50%, 01/01/2035 (a)(b)(d)	600,000	549,227
California Public Finance Authority,
Fontana Jurupa Hills Project Area, Tax Allocation, Third Tier, Series 2025 C, 12.00%, 09/01/2033 (a)	185,000	72,351
QSH/LB LLC, Revenue, Senior Lien, Series 2025 A, 6.63%, 06/01/2065 (a)	1,000,000	1,026,130
City of Los Angeles Department of Airports,
Revenue, AMT, Refunding, Series 2025 A,
5.00%, 05/15/2055 (e)	1,000,000	1,017,088

		3,614,796
District of Columbia 2.9%
Metropolitan Washington Airports Authority Aviation,
Revenue, AMT, Refunding, Series 2025 A,
5.00%, 10/01/2050 (e)	1,000,000	1,019,402

Florida 10.5%
County of Palm Beach,
Provident Group - LU Properties LLC, Revenue, Series 2021 A,
5.00%, 06/01/2057 (a)	850,000	730,205
Florida Development Finance Corp.,
AAF Operations Holdings LLC, Revenue, AMT, Series 2024 A, 10.00%, 07/15/2028 (a)(b)(d)	700,000	436,625
Brightline Florida Holdings LLC, Revenue, AMT, Series 2025 B, 10.00%, 06/15/2026 (a)(b)(d)	600,000	511,149
Brightline Trains Florida LLC, Revenue, AMT, Refunding, Series 2024, 5.25%, 07/01/2047	5,000	4,252
Brightline Trains Florida LLC, Revenue, AMT, Refunding, Series 2024, 5.50%, 07/01/2053	500,000	426,833
Florida Local Government Finance Commission,
Ponte Vedra Pine Co. LLC Obligated Group, Revenue, Series 2025 A,
6.88%, 11/15/2064 (a)	500,000	515,621
Greater Orlando Aviation Authority,
Revenue, AMT, Series 2024,
5.25%, 10/01/2048 (e)	1,000,000	1,040,248

		3,664,933
Georgia 2.1%
Development Authority of Lagrange,
LaGrange College Obligated Group, Revenue, Refunding, Series 2021 A,
5.00%,10/15/2052	300,000	244,057
Savannah Georgia Convention Center Authority,
Revenue, Series 2025 B,
6.25%, 06/01/2061 (a)	500,000	500,454

		744,511
Idaho 2.1%
Spring Valley Community Infrastructure District No.1,
Assessment Area 2, Special Assessment, Series 2025,
6.25%, 09/01/2054 (a)	700,000	713,534

Illinois 5.7%
Chicago Board of Education,
GO, Refunding, Series 2016 A,
7.00%,12/01/2044	1,625,000	1,625,441

See Notes to Schedule of Investments. (Continued)	1

First Eagle Tactical Municipal Opportunities Fund

Schedule of Investments

September 30, 2025 (unaudited)

Investments	Principal Amount ($)	Value ($)
Illinois
Illinois Finance Authority,
Roosevelt University, Revenue, Refunding, Series 2018 A,
6.13%, 04/01/2058 (a)	400,000	385,061

		2,010,502
Indiana 4.1%
City of East Chicago,
Revenue, Series 2025,
6.50%, 07/15/2044 (a)	500,000	506,663
City of Valparaiso,
Lutheran University Association, Inc. (The), Revenue, Series 2025 A,
6.25%, 10/01/2050 (a)	500,000	501,637
Indiana Finance Authority,
Avondale Meadows Academy, Revenue, Refunding, Series 2017, 5.38%, 07/01/2047	500,000	426,438
Lutheran University Association, Inc. (The), Revenue, Refunding, Series 2017, 3.50%, 10/01/2037	45,000	37,176

		1,471,914
Kansas 1.8%
Wyandotte County-Kansas City Unified Government,
Wyandotte County-Kansas City Unified Government Sales Tax, Revenue, Series 2015 A,
5.75%, 09/01/2032	650,000	621,178

Louisiana 0.6%
Louisiana Local Government Environmental Facilities & Community Development Authority,
Provident Group - ULM Properties LLC, Revenue, Series 2019 A,
5.00%, 07/01/2054 (a)	270,000	218,587

Massachusetts 7.3%
Massachusetts Bay Transportation Authority,
Revenue, Series 2025 B,
5.00%, 07/01/2055 (e)	1,000,000	1,041,619
Massachusetts Development Finance Agency,
Care Communities LLC Obligated Group, Revenue, Series 2025 A-1,
6.50%, 07/15/2060 (a)	1,500,000	1,506,427

		2,548,046
Missouri 2.6%
County of Boone,
Boone County Hospital, Revenue, Refunding, Series 2016, 3.00%, 08/01/2032	70,000	55,270
Boone County Hospital, Revenue, Refunding, Series 2016, 3.00%, 08/01/2034	25,000	18,460
Boone County Hospital, Revenue, Refunding, Series 2016, 4.00%, 08/01/2038	1,130,000	839,139

		912,869
Montana 0.6%
Montana Facility Finance Authority,
Montana Children's Home and Hospital, Revenue, Series 2020 A, 4.00%, 07/01/2044	90,000	70,003
Montana Children's Home and Hospital, Revenue, Series 2020 A, 4.00%, 07/01/2050	190,000	138,446

		208,449
Nevada 1.3%
State of Nevada Department of Business & Industry,
Desertxpress Enterprises LLC, Revenue, AMT, Series 2025 A,
9.50%, 01/01/2033 (a)(b)(d)	500,000	456,920

New Jersey 5.3%
New Jersey Economic Development Authority,
Kintock Group Obligated Group, Revenue, Refunding, Series 2017 A,
7.00%, 09/01/2047 (a)	625,000	633,615

See Notes to Schedule of Investments. (Continued)	2

First Eagle Tactical Municipal Opportunities Fund

Schedule of Investments

September 30, 2025 (unaudited)

Investments	Principal Amount ($)	Value ($)
New Jersey
New Jersey Educational Facilities Authority,
Georgian Court University A New Jersey Non Profit Corp., Revenue, Refunding, Series 2017 G, 3.25%, 07/01/2031	35,000	31,866
Georgian Court University A New Jersey Non Profit Corp., Revenue, Series 2017 G, 3.75%, 07/01/2037	35,000	28,316
Rider University A New Jersey Non-Profit Corp., Revenue, Series 2017 F, 5.00%, 07/01/2047	1,500,000	1,160,314

		1,854,111
New York 5.7%
New York Counties Tobacco Trust IV,
Revenue, Series 2005 A,
5.00%, 06/01/2045	1,750,000	1,381,406
Onondaga Civic Development Corp.,
Crouse Health Hospital, Inc. Obligated Group, Revenue, Refunding, Series 2024 A,
5.38%, 08/01/2054	125,000	103,538
Rockland County Economic Assistance Corp.,
Bon Secours Health System, Inc. Obligated Group, Revenue, Series 2025,
7.50%, 11/01/2055	500,000	534,455

		2,019,399
Ohio 1.6%
Buckeye Tobacco Settlement Financing Authority,
Revenue, Senior Lien, Refunding, Series 2020 B-3,
Class 2, 0.00%, 06/01/2057 (f)	6,000,000	561,022

Oklahoma 0.1%
Norman Regional Hospital Authority,
Obligated Group, Revenue, Refunding, Series 2016, 4.00%, 09/01/2037	5,000	3,369
Obligated Group, Revenue, Series 2019, 3.25%, 09/01/2039	10,000	6,757

		10,126
Oregon 3.0%
City of Redmond,
GO, AMT, Series 2025 A,
5.50%, 06/01/2052 (e)	1,000,000	1,055,339
Oregon State Facilities Authority,
Willamette University, Revenue, Refunding, Series 2016 B,
5.00%, 10/01/2040	10,000	10,012

		1,065,351
Pennsylvania 12.9%
Allegheny County Higher Education Building Authority,
Carnegie Mellon University, Revenue, Refunding, Series 2008 A,
3.60%, 10/01/2025 (b)(c)	600,000	600,000
Berks County Industrial Development Authority,
Tower Health Obligated Group, Revenue, Refunding, Series 2017,
3.75%, 11/01/2042	125,000	78,079
Berks County Municipal Authority (The),
Tower Health Obligated Group, Revenue, Series 2012 A, 5.00%, 11/01/2044	30,000	22,476
Tower Health Obligated Group, Revenue, Series 2024 B-1, 0.00%, 06/30/2044 (g)	1,000,000	705,319
DuBois Hospital Authority,
Penn Highlands Healthcare Obligated Group, Revenue, Refunding, Series 2018,
4.00%, 07/15/2048	55,000	40,232
Pennsylvania Economic Development Financing Authority,
Noble Environmental, Inc., Revenue, AMT, Series 2025,
6.88%, 09/01/2047 (a)	500,000	512,082
Pennsylvania Housing Finance Agency,
Revenue, Series 2025-149A, 5.15%, 10/01/2050 (e)	1,500,000	1,516,637
Revenue, Refunding, Series 2025-150A, 5.25%, 10/01/2052 (e)	1,000,000	1,025,809

		4,500,634

See Notes to Schedule of Investments. (Continued)	3

First Eagle Tactical Municipal Opportunities Fund

Schedule of Investments

September 30, 2025 (unaudited)

Investments	Principal Amount ($)	Value ($)
Puerto Rico 1.1%
Children's Trust Fund,
Revenue, Series 2008 B,
0.00%, 05/15/2057 (f)	12,695,000	371,124

Tennessee 2.9%
Shelby County Health Educational & Housing Facilities Board,
Trezevant Episcopal Home Obligated Group, Revenue, Refunding, Series 2013 A, 5.38%, 09/01/2041 (a)	250,000	218,118
Trezevant Episcopal Home Obligated Group, Revenue, Refunding, Series 2016 A, 4.25%, 09/01/2037 (a)	25,000	20,347
Trezevant Episcopal Home Obligated Group, Revenue, Refunding, Series 2016 A, 5.00%, 09/01/2037 (a)	900,000	789,841

		1,028,306
Texas 13.3%
City of Port Isabel,
GO, Series 2025,
6.00%, 02/15/2055	690,000	693,945
New Hope Cultural Education Facilities Finance Corp.,
Sanctuary LTC LLC, Revenue, Series 2021 A-1, 5.50%, 01/01/2057	500,000	448,177
SLF CHP LLC, Revenue, Series 2025 A, 6.50%, 07/01/2056 (a)	800,000	741,262
Olney Hamilton Hospital District,
GO, Series 2024,
6.25%, 09/15/2054 (a)	700,000	720,560
Texas Water Development Board,
Revenue, Series 2025,
4.80%, 10/15/2056 (h)	1,000,000	1,006,515
Tom Green County Cultural Education Facilities Finance Corp.,
TLC Academy, Revenue, Series 2013 A,
7.15%, 08/15/2043	1,000,000	1,000,012

		4,610,471
Utah 1.4%
Point Phase 1 Public Infrastructure District No. 1,
Revenue, Series 2025 B,
8.50%, 03/15/2055	500,000	501,698

Washington 2.0%
Washington State Housing Finance Commission,
Provident Group - SH II Properties LLC, Revenue, Series 2025 B,
7.00%, 07/01/2064 (a)	700,000	718,552

West Virginia 0.8%
West Virginia Hospital Finance Authority,
Cabell Huntington Hospital Obligated Group, Revenue, Refunding, Series 2018 A,
4.13%, 01/01/2047	355,000	276,828

Wisconsin 14.7%
Public Finance Authority,
AMCP Franklin LLC, Revenue, Senior Lien, Series 2025 A-1, 6.75%, 12/01/2060 (a)	500,000	505,583
Dreamhouse 'Ewa Beach Public Charter School, Revenue, Refunding, Series 2025 A, 7.38%, 06/15/2060 (a)	1,350,000	1,319,810
Liberty Classical Schools Educational Services, Inc., Revenue, Series 2025 A, 7.00%, 06/15/2065 (a)	500,000	500,911
QCF Behavioral Hospitals I Obligated Group, Revenue, Series 2024 B, 0.00%, 07/01/2064 (a)(f)	16,500,000	181,909
Sarpy County Sanitary & Improvement District No. 365, Special Assessment, Series 2025 D, 7.00%, 06/16/2030 (a)	700,000	708,761
Sarpy County Sanitary & Improvement District No. 379, Special Assessment, Series 2025 B, 7.00%, 06/05/2030 (a)	700,000	708,744
WVC, Revenue, Series 2025 A, 6.75%, 12/01/2065 (a)	1,250,000	1,266,926

		5,192,644
TOTAL MUNICIPAL BONDS (Cost $42,689,039)		42,964,041

See Notes to Schedule of Investments. (Continued)	4

First Eagle Tactical Municipal Opportunities Fund

Schedule of Investments

September 30, 2025 (unaudited)

Investments	Shares	Value ($)
SHORT-TERM INVESTMENTS - 0.1%
INVESTMENT COMPANIES - 0.1%
JP Morgan U.S. Government Money Market Fund, Capital Shares 4.12% (i)
(Cost $25,713)	25,713	25,713

Total Investments - 122.7% (Cost $42,714,752)		42,989,754
Floating Rate Note Obligations - (17.1%) (j)		(6,000,000)
Liabilities in excess of other assets - (5.6%)		(1,964,509)
Net Assets - 100.0%		35,025,245

(a)	Securities exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. Total value of all such securities at September 30, 2025 amounted to $19,718,234, which represents approximately 56.30% of net assets of the Fund.
(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on September 30, 2025.
(c)	Variable rate demand notes "VRDNs" are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of September 30, 2025.
(e)	All or a portion of the principal amount transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB residuals and cash.
(f)	Zero Coupon Security. Debt security that pays no cash income but is sold at a substantial discount from its value at maturity.
(g)	Zero coupon bond until next reset date.
(h)	When-issued security.
(i)	Represents 7-day effective yield as of September 30, 2025.
(j)	Face value of Floating Rate Notes issued in TOB transactions.

Abbreviations

AMT	Alternative Minimum Tax
GO	General Obligation

See Notes to Schedule of Investments. (Continued)	5

First Eagle Tactical Municipal Opportunities Fund

Schedule of Investments

September 30, 2025 (unaudited)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Assisted Living	11.6%
Higher Education	10.0
Charter School	9.3
Airport	8.8
Hospital	8.8
State Single-Family Housing	7.3
Tobacco Master Settlement Agreement	6.6
Continuing Care Retirement Community	6.5
Special Assessment Financing	6.1
Economic/Industrial Development	5.7
General Obligation	5.0
Student Housing	4.8
Sales & Excise Tax	4.7
School District	4.6
Public Transportation	3.9
Not-For-Profit Human Service Provider	3.6
Water & Sewer	2.9
Toll Highway/Bridge/Tunnel	2.7
General Obligation Hospital/Health District	2.1
Correctional Facility	1.8
Solid Waste	1.5
Local Multi-Family Housing	1.4
Miscellaneous Tax	1.4
Nursing Home	1.3
Tax Increment Financing	0.2
Short-Term Investments	0.1
Total Investments	122.7%

See Notes to Schedule of Investments. (Continued)	6

First Eagle Tactical Municipal Opportunities Fund

Notes to Schedule of Investments

Note 1 — Organization

First Eagle Tactical Municipal Opportunities Fund (the "Fund") is a newly-organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), that continuously offers its shares of beneficial interest (the "Common Shares"), and is operated as an "interval fund." The Fund was organized as a Delaware statutory trust on December 23, 2024, pursuant to a Declaration of Trust governed by the laws of the State of Delaware, as amended and restated by the Amended and Restated Declaration of Trust, dated as of April 3, 2025.

The Fund's primary investment objective is to provide high current income exempt from regular federal income taxes; capital appreciation is a secondary objective when consistent with the Fund's primary objective. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax. Such municipal bonds may include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories that pay interest that is exempt from regular federal personal income tax and may include all types of municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund may invest without limit in securities that generate income taxable to those shareholders subject to the federal alternative minimum tax.

The Fund currently offers one class of Common Shares: Class I Shares. The Fund has been granted exemptive relief (the "Exemptive Relief") from the Securities and Exchange Commission (the "SEC") that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. The Fund may offer additional classes of shares in the future.

First Eagle Investment Management, LLC (the "Adviser") is the investment adviser of the Fund. The Adviser is a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"). Prior to August 15, 2025, investment vehicles indirectly controlled by Blackstone, Inc. and Corsair Capital LLC and certain co-investors owned a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings L.P., a Delaware limited partnership.

On August 15, 2025, private equity funds managed by Genstar Capital acquired a majority investment in First Eagle Holdings, including a buyout of all interests held by funds indirectly controlled by Blackstone and Corsair and certain related co-investors in a transaction announced by First Eagle on March 3, 2025. Genstar Capital is a private equity firm focused on investments in targeted segments of the financial services, healthcare, industrials, and software industries.

The Adviser has agreed to pay all of the Fund's offering costs and organizational expenses. Offering costs and organizational expenses are not reimbursable to the Adviser by the Fund.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards (the "FASB") Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investment Valuation — The Fund's net asset value ("NAV") per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The Fund computes its NAV per share as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading.

The Fund's securities are valued by various methods, as described below:

Portfolio securities and other assets for which market quotes are readily available are valued at market value.

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of trading on the NYSE (normally 4:00 PM EST), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable instruments and the various relationships between instruments in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique features of the instrument in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. First Eagle Management's Valuation Committee, at least annually, will review the pricing service's inputs, methods, models, and assumptions for its evaluated prices.

Inverse Floaters are evaluated using a third party model that takes into account the evaluated price of the underlying bond, leverage factors, gain share and floating rate levels.

Investment companies, including money market funds, are valued at their net asset value.

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued as described below. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security's most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund's valuation of a security will not differ from the amount that it realizes upon the sale of such security.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities;

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.);

Level 3 — Other significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

Fair valuation of securities, other financial instruments or other assets (collectively, "securities") held by the Fund are determined in good faith by the Adviser as "valuation designee" under the oversight of the Board. The Board Valuation, Liquidity and Allocations Committee (the "Committee") oversees the execution of the valuation procedures for the Fund. In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser the "valuation designee" to perform the Fund's fair value determinations. The Adviser's fair valuation process is subject to Board oversight and certain reporting and other requirements.

The following table summarizes the valuation of the Fund's investments under the fair value hierarchy levels as of September 30, 2025:

First Eagle Tactical Municipal Opportunities Fund

Description†	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$–	$42,964,041	$–	$42,964,041
Short-Term Investments	25,713	–	–	25,713
Total	$25,713	$42,964,041	$–	$42,989,754

†	See Schedule of Investments for additional detailed categorizations.

b)  Tender Option Bonds — Inverse floating rate interests ("Inverse Floaters") are issued in connection with municipal tender option bond ("TOB") financing transactions (secured borrowings) to generate leverage for the Fund. Such instruments are created by a special purpose trust (a "TOB Trust") that holds long-term fixed rate bonds sold to it by the Fund (the underlying security), and issues two classes of beneficial interests: short-term floating rate interests ("Floaters"), which are sold to other investors, and Inverse Floaters, which are purchased by the Fund. The Fund also may purchase Floaters issued by a TOB Trust. The Floaters have first priority on the cash flow from the underlying security held by the TOB Trust, have a tender option feature that allows holders to tender the Floaters back to the TOB Trust for their par amount and accrued interest at specified intervals and bear interest at prevailing short-term interest rates. Tendered Floaters are remarketed for sale to other investors for their par amount and accrued interest by a remarketing agent to the TOB Trust and are ultimately supported by a liquidity facility provided by a bank, upon which the TOB Trust can draw funds to pay such amount to holders of Tendered Floaters that cannot be remarketed. The Fund, as holder of the Inverse Floaters, is paid the residual cash flow from the underlying security. Accordingly, the Inverse Floaters provide the Fund with leveraged exposure to the underlying security. When short-term interest rates rise or fall, the interest payable on the Floaters issued by a TOB Trust will, respectively, rise or fall, leaving less or more, respectively, residual interest cash flow from the underlying security available for payment on the Inverse Floaters. Thus, as short-term interest rates rise, Inverse Floaters produce less income for the Fund, and as short-term interest rates decline, Inverse Floaters produce more income for the Fund. The price of Inverse Floaters is expected to decline when interest rates rise and increase when interest rates decline, in either case generally more so than the price of a bond with a similar maturity, because of the effect of leverage. As a result, the price of Inverse Floaters is typically more volatile than the price of bonds with similar maturities, especially if the relevant TOB Trust is structured to provide the holder of the Inverse Floaters relatively greater leveraged exposure to the underlying security (e.g., if the par amount of the Floaters, as a percentage of the par amount of the underlying security, is relatively greater). Upon the occurrence of certain adverse events (including a credit ratings downgrade of the underlying security or a substantial decrease in the market value of the underlying security), a TOB Trust may be collapsed by the remarketing agent or liquidity provider and the underlying security liquidated, and the Fund could lose the entire amount of its investment in the Inverse Floater and may, in some cases, be contractually required to pay the shortfall, if any, between the liquidation value of the underlying security and the principal amount of the Floaters. Consequently, in a rising interest rate environment, the Fund's investments in Inverse Floaters could negatively impact the Fund's performance and yield, especially when those Inverse Floaters provide the Fund with relatively greater leveraged exposure to the underlying securities held by the relevant TOB Trusts.

The Fund may invest in Inverse Floaters on a non-recourse or recourse basis. If the Fund invests in an Inverse Floater on a recourse basis, the Fund will be required to reimburse the liquidity provider of a TOB Trust for any shortfall between the liquidation value of the underlying security and the principal amount of the Floaters in the event the Floaters cannot be successfully remarketed and the Fund could suffer losses in excess of the amount of its investment in the Inverse Floater.

The Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(e)" All or a portion of principal amount transferred to a Tender Option Bond ("TOB") Issuer in exchange for TOB Residuals and cash." with the Fund recognizing as liabilities, labeled "Payable for Floating Rate Note Obligation" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense" on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of "Accrued interest and dividends receivable" and "Interest expense and fees payable" on the Statement of Assets and Liabilities, respectively.

As of September 30, 2025, the aggregate value of Floaters issued by the Fund's TOB Trusts was as follows:

Floating Rate
Obligations
First Eagle Tactical Municipal Opportunities Fund	$6,000,000

For period ended September 30, 2025, the average amount of Floaters outstanding and the average annual interest rates and fees related to Inverse Floaters, were as follows:

	Average Floating	Average Annual
	Rate Obligations	Interest Rate
	Outstanding	and Fees
First Eagle Tactical Municipal Opportunities Fund	$3,975,000	2.82%

c)  Derivative Transactions — Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions (as defined below). Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program ("DRMP") and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk ("VaR"). The DRMP is administered by a "derivatives risk manager," who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board. Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund's "derivatives exposure" (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the "Limited Derivatives User Exception"). As of the date hereof, the Fund relies on the Limited Derivatives User Exception.

Under Rule 18f-4, "Derivatives Transactions" include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and nonrecourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced ("TBA") commitments, and dollar rolls) and nonstandard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.